Exhibit 99.1

NEWS from TOKHEIM
CORPORATION

CONTACT:

                 James B. Boles
                 Chief Restructure Officer
                 Tokheim Corporation
                 (260) 470-4561

For release to National Circuit and Analysts.

TOKHEIM CORPORATION CLOSES SALE
OF INTERNATIONAL ASSETS

FORT WAYNE, IN, April 22, 2003-- Tokheim Corporation (OTC BB: THMC) announced today that on April 17, 2003, it completed the previously announced sale of the company’s International operating segment to an affiliate of AXA Private Equity.

Tokheim does not believe its shareholders will receive any distribution upon confirmation of a plan of reorganization.